UNITED STATES
                       SECURITIES AND EXCAHNGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): October 27, 2003
                                                        -----------------


                      CENTURY CONTROLS INTERNATIONAL, INC.
                     ------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



                  Utah                                        41-1294552
               ---------                                      ----------
       (State or Other Jurisdiction                       (I.R.S. Employer
            of Incorporation)                            Identification No.)


                                    000-30313
                                   ---------
                                   (Commission
                                  file number)


    3140 Neil Armstrong Blvd.
    Eagan, MN                                                   55121
    -----------------------                                     -----
(Address of Principal Executive Offices)                      (Zip Code)



                                 (651) 454-0323
                                --------------
                         (Registrant's Telephone Number,
                              Including Area Code)



                                 Not applicable
                            ----------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 27, 2003, Century Controls International, Inc. (the "Company") received a letter of resignation dated October 22, 2003, from its independent public accountants, Callahan, Johnston & Associates, LLC ("Callahan").

     Callahan performed audits of the Company's financial statements as of and for the years ended February 28, 2003 and 2002. Their audit reports did not contain an adverse opinion or disclaimer of opinion; however, their audit reports for each of the years ended February 28, 2003 and 2002 were modified as to the uncertainty of the Company's ability to continue as a going concern. Their reports were not qualified or modified as to audit scope or accounting principles.

     During the years ended February 28, 2003 and 2002, and during the interim period from February 28, 2003 to October 27, 2003, there have been no disagreements between the Company and Callahan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Callahan, would have caused Callahan to make reference to the subject matter of such disagreements in their reports.

     During the years ended February 28, 2003 and 2002 and during the interim period from February 28, 2003 to October 27, 2003, Callahan has not advised the Company of any reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

     Callahan has furnished the Company with a letter to the SEC stating they agree with the above statements. The letter is attached hereto as Exhibit 16.

     The Company's Board of Directors has yet to select new independent public Accountants for the Company.

ITEM 7.  EXHIBITS

 Exhibit No.                      Description
 -----------    -------------------------------------------------------

    16          Letter from Callahan, Johnston & Associates, LLC dated
                  October 28, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CENTURY CONTROLS INTERNATIONAL, INC.



Date: October 28, 2003                By: /s/ Leo Christiansen, President


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